                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 26, 1998
                                                          -------------

                         Xomed Surgical Products, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

          000-21517                                   06-1393528
        ---------------                            ----------------
   (Commission File Number)              (I.R.S. Employer Identification No.)


                          6743 Southpoint Drive North
                       Jacksonville, Florida  33216-0980
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                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (904) 296-9600
                                                           --------------


                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

On June 26, 1998, Xomed Surgical Products, Inc. (the "Company") issued a press release announcing that the Company has entered into a distribution and licensing arrangement with ArthroCare Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses being acquired:
          Not Applicable.

     (b)  Pro forma financial information: Not Applicable.

     (c)  Exhibits:

          99.1  Press Release issued by the Company, dated June 26, 1998

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           XOMED SURGICAL PRODUCTS, INC.


Dated: June 26, 1998                       By:  /s/  Thomas E. Timbie
                                              --------------------------
                                                     Thomas E. Timbie
                                                     Vice President, Finance and
                                                     Chief Financial Officer

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

                                                           For Immediate Release

            XOMED ANNOUNCES DISTRIBUTION ARRANGEMENT WITH ARTHROCARE

JACKSONVILLE, FL., June 26, 1998-Xomed Surgical Products, Inc. (NASDAQ-XOMD), a leading manufacturer of surgical products for use by ear, nose and throat (ENT) physicians, today announced that it has entered into a worldwide distribution and license arrangement with ArthroCare Corporation (NASDAQ-ARTC) in Sunnyvale, CA. The companies have signed a binding term sheet with the intention of reaching a definitive agreement in the near future.

ArthroCare has granted an exclusive worldwide five-year license to Xomed to distribute products into the ENT market incorporating ArthroCare's Coblation(TM) technology. Coblation utilizes radiofrequency (RF) energy to remove or shrink tissue through a cooler process that is less traumatic than that of traditional electrosurgery or lasers. The system consists of a controller which regulates the energy being delivered to the surgical instrument and a variety of procedure specific disposable wands. Under the agreed terms, Xomed will work with ArthroCare to develop products utilizing this technology for application in sinus surgery, sleep apnea, snoring relief, wrinkle removal and a less painful tonsillectomy procedure. Products developed under the arrangement will be manufactured by ArthroCare and distributed exclusively through the Xomed ENT sales forces. Xomed distributes its products worldwide through an 82-person direct sales force in the U.S. and selected other countries, as well as through a network of over 130 independent distributors.

Xomed Surgical Products offers a broad line of products in its core ENT market that includes powered tissue-removal systems and other microendoscopy products, implantable devices, nerve monitoring systems and disposable fluid-control products.


For further information contact:
Thomas E. Timbie
Vice President and Chief Financial Officer
Phone:   (904)279-7525
Website: www.xomed.com


This press release contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, including but not limited to, the rapid technological change of products in the Company's industry, uncertainties regarding market acceptance of products in development, the impact of competitive products and pricing, reliance on outside parties, uncertainty relating to third-party reimbursement and health care reforms, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

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